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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

         PURSUANT TO SECTION 13 OF THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported):  SEPTEMBER 12, 1996


                            CAPITOL MULTIMEDIA, INC.
             (Exact name of registrant as specified in its charter)



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
             DELAWARE                               0-20102                                  52-1283993
   (State or other jurisdiction                   (Commission                             (I.R.S. Employer
         of incorporation)                       File Number)                           Identification No.)


     7315 WISCONSIN AVENUE, SUITE 800 E.
                BETHESDA, MD                                                           20814
  (Address of principal executive offices)                                          (Zip Code)
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                                 (301) 907-7000
                (Issuer's telephone number, including area code)

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                                  Page 1 of 5
                        Exhibit Index Located on Page 3





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ITEM 5.  OTHER EVENTS

The registrant hereby incorporates by reference hereto the information contained in Exhibit 20.12 - Press Release "Capitol Multimedia, Inc. Announces Consolidation and Management Changes, Including the Addition of Former GE Vice President" dated September 19, 1996 in response to Item 5.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits:

         20.12 - Press Release "Capitol Multimedia, Inc. Announces Consolidation and Management Changes, Including the Addition of Former GE Vice President" dated September 19, 1996.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                   CAPITOL MULTIMEDIA, INC.
                                                   ------------------------
                                                         (Registrant)



         Date:  October 4, 1996                    By:  /s/ Catherine K. Hoopes
               ----------------                       --------------------------
                                                         Catherine K. Hoopes
                                                      Chief Financial Officer &
                                                         Secretary / Treasurer





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                               INDEX TO EXHIBITS


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
    EXHIBIT
     NUMBER                                 DESCRIPTION OF EXHIBITS                                  PAGE
     ------                                 -----------------------                                  ----
     20.12       Press Release "Capitol Multimedia, Inc. Announces Consolidation and
                 Management Changes, Including the Addition of Former GE Vice President"
                 dated September 19, 1996.                                                            4

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